                                                                   EXHIBIT 10(t)

                                 NATIONAL UNION
                             FIRE INSURANCE COMPANY

                               OF PITTSBURGH, PA.

                                             444-19-67

     A CAPITAL STOCK COMPANY                 RENEWAL OF:
     ADMINISTRATIVE OFFICES:                 440-30-94

70 PINE STREET, NEW YORK, N.Y. 10270-0150

        DIRECTORS AND OFFICERS INSURANCE AND COMPANY REIMBURSEMENT POLICY

NOTICE: EXCEPT TO SUCH EXTENT AS MAY OTHERWISE BE PROVIDED HEREIN, THE COVERAGE OF THIS POLICY IS LIMITED GENERALLY TO LIABILITY FOR ONLY THOSE CLAIMS THAT ARE FIRST MADE AGAINST THE INSUREDS AND REPORTED TO THE INSURER DURING THE POLICY PERIOD. PLEASE READ THE POLICY CAREFULLY AND DISCUSS THE COVERAGE THEREUNDER WITH YOUR INSURANCE AGENT OR BROKER.

NOTICE: THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED BY AMOUNTS INCURRED FOR LEGAL DEFENSE. AMOUNTS INCURRED FOR LEGAL DEFENSE SHALL BE APPLIED AGAINST THE RETENTION AMOUNT.


NOTICE: THE INSURER DOES NOT ASSUME ANY DUTY TO DEFEND; HOWEVER, THE INSURER MAY, AND IN CERTAIN CIRCUMSTANCES MUST, ADVANCE DEFENSE COSTS PAYMENTS PRIOR TO THE FINAL DISPOSITION OF A CLAIM.

                                  DECLARATIONS

ITEM 1. NAMED CORPORATION: SENSORMATIC ELECTRONICS CORP.


         MAILING ADDRESS: 500 NH 12TH AVE
                          DEERFIELD BEACH, FL 33442

STATE OF INCORPORATION OF THE NAMED CORPORATION:
                 Delaware

ITEM 2. SUBSIDIARY COVERAGE: any PAST, present or future Subsidiary of the Named Corporation

ITEM 3. POLICY PERIOD: From December 15, 1994         to December 15, 1995
(12:01 A.M. Standard Time at the address stated In Item 1)

ITEM 4.   LIMIT OF LIABILITY:           $10,000,000 aggregate for Coverages A
                                         and B combined (including Defense
                                         Costs)

ITEM 5.          RETENTION:


Company Reimbursement and indemnifiable Loss: $500,000 for Loss arising from claims alleging the same Wrongful Act or

ITEM 6. PREMIUM:     $225,000     related Wrongful Acts.
                     --------

                                  JAYME PAYNE

                                  Jan 11, 1995
                                  ------------

SEDGWICK JAMES OF PENNSYLVANIA     Authorized Representative
600 GRANT STREET, ST[. #5300
USX TONER
PITTSBURGH, PA 15219

  131447        Countersignature               Countersigned
47352 (8/88)    Date                           At
                I

     NATIONAL UNION

FIRE INSURANCE COMPANY

    OF PITTSBURGH PA.                           POLICY NUMBER:

                                                444-19-67

        A CAPITAL STOCK COMPANY                 RENEWAL OF:

        ADMINISTRATIVE OFFICES:                 440-30-94

   70 PINE STREET, NEW YORK, N.Y. 10270-0150

          DIRECTORS AND OFFICERS INSURANCE AND COMPANY REIMBURSEMENT POLICY

NOTICE: EXCEPT TO SUCH EXTENT AS MAY OTHERWISE BE PROVIDED HEREIN, THE COVERAGE OF THIS POLICY IS LIMITED GENERALLY TO LIABILITY FOR ONLY THOSE CLAIMS THAT ARE FIRST MADE AGAINST THE INSUREDS AND REPORTED TO THE INSURER DURING THE POLICY PERIOD. PLEASE READ THE POLICY CAREFULLY AND DISCUSS THE COVERAGE THEREUNDER WITH YOUR INSURANCE AGENT OR BROKER.

NOTICE: THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED BY AMOUNTS INCURRED FOR LEGAL DEFENSE. AMOUNTS INCURRED FOR LEGAL DEFENSE SHALL BE APPLIED AGAINST THE RETENTION AMOUNT.


NOTICE: THE INSURER DOES NOT ASSUME ANY DUTY TO DEFEND; HOWEVER, THE INSURER MAY, AND IN CERTAIN CIRCUMSTANCES MUST, ADVANCE DEFENSE COSTS PAYMENTS PRIOR TO THE FINAL DISPOSITION OF A CLAIM.

                                  DECLARATIONS

ITEM 1. NAMED CORPORATION: SENSORMATIC ELECTRONICS CORP.


                 MAILING ADDRESS: 500 NM 12TH AVE
                                  flffRfIfLD BEACH, FL 33442

STATE OF INCORPORATION OF THE NAMED CORPORATION:
                Delaware

ITEM 2. SUBSIDIARY COVERAGE: ANY PAST, PRESENT or future Subsidiary OF THE NAMED Corporation

ITEM 3. POLICY PERIOD: From December 15, 1994         to December 15, 1995
(12:01 A.M. Standard Time at the address stated In Item 1)

ITEM 4.          LIMIT OF LIABILITY:     $10,000,000 aggregate for Coverages
                                                     A and B combined
                                                     (including Defense Costs)

ITEM 5.          RETENTION:

                Company Reimbursement and indemnifiable Loss: $500,000 for Loss arising from claims alleging the same Wrongful Act or related Wrongful Acts.
ITEM 6. PREMIUM:     $225,000
                     --------

                                JAYME  PAYNE
                                Jan 11, 1995
                                ------------

SEDGWICK JAMES Of PENNSYLVANIA                  Authorized Representative
600 GRANT STREET, STE. #5300
USX TONER
PITTSBURGH, PA 15219
   131447               Countersignature        Countersigned
47352 (8/88)            DATE                    AT

                          FINANCIAL PRODUCTS INSURANCE POLICY

                                                            NDA 0106919-94
                                                            --------------

                                                             POLICY NUMBER

                               RELLIANCE INSURANCE COMPANY


         Coverage provided In the Company designated by Each is a stock insurance company, herein called the Underwriters.

                                        6     UNITED PACIFIC INSURANCE
                                             COMPANY  Philadelphia, Pennsylvania





NOTICE: THIS IS A CLAIMS MADE POLICY. EXCEPT AS MAY BE OTHERWISE PROVIDED HEREIN,THE COVERAGE OF THIS POLICY IS LIMITED TO LIABILITY FOR ACTS COVERED BY UNDERLYING INSURANCE (ITEM D.) FOR WHICH CLAIMS ARE FIRST MADE AGAINST THE INSURED(S) WHILE THE POLICY IS IN FORCE. THIS POLICY DOES NOT PROVIDE FOR
THE UNDERWRITERS TO DEFEND THE INSURED AND ANY DEFENSE COSTS AND OTHER COSTS AND OTHER CLAIM EXPENSE
                 THE POLICY ARE PART OF AND NOT IN ADDITION TO THE LIMIT OF LIABILITY. PLEASE READ AND REVIEW THE POLICY CAREFULLY

DECLARATIONS

ITEM A. Name of Insured: (hereinafter called the "Insured") SENSORMATIC ELECTRONICS CORPORATION


                 Address of Insured: 500 Northwest 12th Avenue
                                     Deerfield Beach, FL 33442

            B. Policy Period: from 12:01 a.m. on December 15, 1994

                                 To 12:01 a.m. on December 15, 1995
                                 (Standard Time at the address stated in Item A)

ITEM  C. Limit of Liability $ 10,000,000 Aggregate each Policy Year,

Including claim expense.

ITEM  D. SCHEDULE OF UNDERLYING INSURANCE:

                 11)      Primary Policy:

                          Company:    National Union Fire Insurance Company

                          Policy Number: 444-19-67
                        Limit of Liability: $10,000,000

                 12) Underlying Excess Policy(ies): N/A

ITEM E. ENDORSEMENTS EFFECTIVE AT INCEPTION: R035 R013 R016 END.4END.5 END.6
END.7

ITEM F. TERMINATION OF PRIOR POLICY(IES):    NDA 0106919-93

ITEM G. DISCOVERY CLAUSE:

                 (1)       Additional Premium: $70,650

     (2) Additional Period:  One Year

ITEM H. POLICY PERIOD PREMIUM:   $94,200

                                                        September 11, 1995
                                                        ------------------
Authorized Representative                                       Date

DO 00 R034 0594

                 CHUBB GROUP OF INSURANCE COMPANIES


"UE3E3   15 MOUNTAIN VIEW ROAD, Warren, NEW JERSEY 07059


         Item 1. Parent Corporation:
                          SENSORMATIC ELECTRONICS CORPORATION

         Item 2. Principal Address:
                           500 Northwest 12th Avenue

                           Deerfield Beach, FL 33442

DECLARATIONS
DIRECTORS AND OFFICERS LIABILI"
AND REIMBURSEMENT EXCESS

Policy Number 8142-09-26


FEDERAL INSURANCE COMPANY

Incorporated under THE LAWS of INDIANA,
a STOCK INSURANCE COMPANY, HEREIN CALLED THE COMPANY


Item 3.        Limit of Liability:
               Each Policy Year                           $io,ooo,ooo.

Item 4.        Underlying Policy(ies):

                   (A) Primary Policy:                    See Endorsement #1



                   (B) Other Policy(ies):                 See Endorsement #1

Item 5.   Policy Period:
From 12:01 A.M. December 15, 1994 TO  12:01 A.M. December 15, 1995

Item 6.   Endorsement(s) Effective At Inception:  I through 5


Item 7.   Termination of Prior Policy(ies): NONE



IN WITNESS WHEREOF, the Company issuing this policy has caused this policy to be signed by its Authorized Officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

                           FEDERAL INSURANCE COMPANY




                                                            SECRETARY





                                                       Authorized Representative

                                                       Mark S. Lamendola

                                                                            Date

                                                                     01/05/95 nr

FOWN 14-02-207 (ED. 4-80) (@T 1-81) MAJR-5@O (LM)

                 CHUBB GROUP OF INSURANCE COMPANIES
IL-A

OMUE3E3   15 Mountain View Road, Warren, NJ 07059

ENDORSEMENT


                                           Company: FEDERAL INSURANCE COMPANY
Effective date of
this endorsement: December 15, 1994                Endorsement No. I

                                            To be attached to and form part of
                                            Policy No. 8142-09-26

Issued to: SENSORMATIC ELECTRONICS CORPORATION


It is agreed that Item 4., Underlying Policy(ies) shall read as follows:

(A) Primary Policy:   National Union Fire Insurance Company
                     of Pittsburgh, PA
                          Policy No.:     444-19-67
                          Policy Period: From 12:01 A.M. on December 15,
                          1994
                                       To  12:01 A.M. on December 15, 1995
                          Limit of Liability: $10,000,000.

         (B) Other Policy(ies):   Reliance Insurance Company
                                        Policy No.: NDA 0106919-94
                                        Policy Period: From 12:01 A.M. on
                                        December 15, 1994
                                        To  12:01 A.M. on December 15, 1995

                        Limit of Liability: $10,000,000.





ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED




Authorized Employee (Mark S. Lamendola)

January 5, 1995 nr

                                      Date
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FORM 14-02-236 (ED. 1-81)

MAIR 48193 (15M)